United States

Securities And Exchange Commission

Washington, DC 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2016

Manhattan Associates, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-23999	58-2373424
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Windy Ridge Parkway, Tenth Floor, Atlanta, Georgia

30339

(Address of Principal Executive Offices)

(Zip Code)

(770) 955-7070

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2015, the Board of Directors of Manhattan Associates, Inc. (the “Company”) promoted Linda Pinne to Senior Vice President, Global Corporate Controller and Chief Accounting Officer.  Ms. Pinne previously served as the Company’s Vice President and Corporate Controller, beginning in 2007, and as its Controller—Americas, beginning in 2005. Prior to joining the Company, she was Vice President of Finance for InterCept Payment Solutions, an electronic transaction processor, and, before that, an audit manager with Andersen LLP.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release announcing Ms. Pinne’s promotion is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1  Press Release regarding promotion of Ms. Pinne, dated January 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Manhattan Associates, Inc.

By:	/s/ Dennis B. Story
Dennis B. Story
Executive Vice President, Chief Financial Officer
and Treasurer

Dated:  January 22, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release regarding promotion of Ms. Pinne, dated January 22, 2016